UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                               --------------

                                  FORM 8-K
                               --------------

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): April 25, 2007


                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)


                                  Kentucky
               (State or other jurisdiction of incorporation)


        1-32532                                       20-0865835
(Commission File Number)               (I.R.S. Employer Identification No.)

          50 E. RiverCenter Boulevard, Covington, Kentucky 41011
            (Address of principal executive offices) (Zip Code)

                P.O. Box 391, Covington, Kentucky 41012-0391 (Mailing Address)(Zip Code)

     Registrant's telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01.  Regulation FD Disclosure
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     During a conference  call and audio  webcast for  securities  analysts held at 8:30 a.m. EDT on April 25, 2007, Ashland Inc.'s ("Ashland's") chairman and chief executive officer, James J. O'Brien, its senior vice president and chief financial officer, J. Marvin Quin, its vice president and president, Ashland Distribution, Theodore L. Harris, and its director, investor relations, L. Dean Doza, discussed the preliminary financial results for Ashland's second quarter released and submitted in a current report on Form 8-K filed earlier that day. A transcript of this webcast is attached hereto as Exhibit 99.1 and incorporated herein by reference. An archived version of the webcast will be available on Ashland's website at www.ashland.com/investors for 12 months.

     The information in this report, being furnished pursuant to Item 7.01 of Form 8-K, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits
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(d)     Exhibits

99.1    Transcript of April 25, 2007, Webcast and Conference Call.



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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                ASHLAND INC.
                                -------------------------------------------
                                                (Registrant)


April 26, 2007                   /s/ David L. Hausrath
                                -------------------------------------------
                                 David L. Hausrath
                                 Senior Vice President
                                 and General Counsel


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                                  EXHIBIT INDEX

99.1    Transcript of April 25, 2007, Webcast and Conference Call.

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